NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investor Presentation August 2013 Exhibit 99.1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “anticipate,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our periodic reports filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; the Company’s inability to receive dividends from its subsidiary bank to pay dividends to its common stockholders and satisfy obligations as they become due; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; political instability, acts of war or terrorism and natural disasters; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures. 2

NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Company Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 A Foundation For Growth  Raised $974 million in late 2009  Completed four acquisitions in 12 months  Created meaningful scale and market share in attractive markets  Fully integrated acquired franchises into scalable operating platform  Executing on both organic and M&A strategy  Profitable since inception of banking operations¹  Successfully completed IPO 4 Stock Price / Market Cap $20.41 / $1.05bn Assets $5.2bn Deposits $4.0bn Loans $1.7bn Tier 1 Leverage Ratio 17.0% NBH 2Q13 Snapshot Full-Service Banking Centers 101 Capital Deployed $600mm TBV / Share (Inception / Current / Current with Excess Accretable Yield¹) $18.82 / $18.68 / $19.362 Excess Capital (10% T1L / 8% T1L) $400mm / $475mm Note: Market data as of 05-August- 13, financial information as of 30-June-13. ¹ Excludes IPO expenses. 2 2Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.68 after-tax to our TBV. MAPINFO SOURCE: \IBNJS002VF\BOULEVARD11\GR APHICS\MapInfo\Colorado - Kansas City Maps\MAP.wor Company Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 NBH Management Team 5  Head of M&A and Corporate Planning, Head of Foreign Exchange and Interest Derivatives business, and Mid-Atlantic Chief Financial Officer at Citizens Financial Group Don Gaiter Chief of Acquisitions and Strategy (23 years in banking)  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chief Executive Officer (30 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (27 years in banking)  Vice Chairman and Chief Financial Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC Brian Lilly Chief Financial Officer (32 years in banking)

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 6 Accomplished Board of Directors Title Past Experience Name Frank Cahouet Chairman  Chairman, President, and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Tim Laney President / CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 7 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investment Highlights 8 Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets Expertise in Mergers and Acquisitions with Substantial Future Opportunities Operating Platform Implemented with Full Conversion of All Acquisitions Organic Growth Accelerating Attractive Low-Risk Profile Available Capital to Support Growth Experienced and Respected Management Team and Board of Directors

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 9 Attractive Footprint Bank Holding Company 2 MAPINFO SOURCE: \IBNJS002VF\BO ULEVARD11\GR APHICS\MapInfo\ Colorado - Kansas City Maps\MAP.wor OCC Charter (Single Charter) Local Branded Divisional Banks Source: SNL Financial. Ka n sas Cit y Re g io n C o lo ra d o                               IA NE KS MO Kansas City Maryville MSA Kirksville MSA St. Joseph MSA Kansas City MSA AR IL                                         CO UT AZ NM OK KS NE WY Kansas City Maryville MSA Kirksville MSASt. Joseph MSA Kansas City MSA Denver MSA Boulder MSA Colorado Springs MSA Fort Collins MSA Greeley MSA Denver TX 25 70 35 70

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 U.S. Population (mm) 313.1 2.1 2.6 4.2 Pop. Projection CAGR (‘12-’17) 0.7% 0.7%  1.4%  1.4% 2012 Median Household Inc. $50.2 K  $53.8 K  $57.5 K  $57.3 K # of Businesses (000s) - 77.0 114.9 182.7 Unemployment Rate (Jun-13) 7.6%  6.6%  7.3%  7.5 % Real GDP per Capita $42.1 K  $46.5 K  $55.5 K  $49.3 K Real GDP Growth (’05-’11) 0.48%  0.62%  1.37%  1.43 % HPI Change (’08-’12) (12.9)%  (9.7)%  (1.2)%  (2.5)% Branch Penetration (per 100k people) 31.0 37.2  26.9  27.6 Deposits per Branch ($mm) $ 84 $ 56  $ 85 $ 71 Top 3 Combined Deposit Market Share 54%  36%  53%  52%  Better Than U.S. Average Ba nk ing Kansas City, MO Denver, CO Front Range De mo gr ap hic s Ec on om ics Key Statistics by MSA, 2012 Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: All data as of 2012 except unemployment rate and deposit data. “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-12. Front Range unemployment based on a weighted average of June-13 unemployment and YE 2012 population for each MSA. ¹ Based on U.S. Top 20 MSAs (determined by population). 10 Our Markets are Attractive 1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Proven Acquirer – Unassisted and FDIC-Assisted Transactions 11 Bank Midwest Hillcrest Bank Bank of Choice CBoC Source: SNL Financial. 1 Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed. 2 Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011. 3 Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired. 4 Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset. Kansas City MSA Colorado ► Jul-2011 ► Assets: $950mm ► Deposits: $760mm ► Full-Service Branches: 16 ► FDIC / No Loss Share Bank Midwest Transaction – Deposit Premium FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage 4 2.2% 4.0% 4.8 % Bank Midwest Nationwide Branch Deals ³ Midwest Branch Deals ³ ► Jul-2010 / Dec-2010 ► Assets: $2.4bn ► Deposits: $2.4bn ► Full-Service Branches: 39 ► Unassisted transaction ► Oct-2010 ► Assets: $1.4bn ► Deposits: $1.2bn ► Full Service Branches: 9 ► FDIC / Loss Share ► Oct-2011 ► Assets: $1.2bn ► Deposits: $1.2bn ► Full-Service Branches: 40 ► FDIC / Loss Share Balance Sheet Full-Serv. Transaction Accounting Impact Assets D posits Banking Capital Implied A-T Bar. A-T Accr. GW & ($mm) Acquired Assumed Ce ters Deployed P / TBV¹ Purch. Gain² Yield² Intangibles All Transactions $ 5,981 $ 5,575 104 $ 650 1.1 x $ 59 $ 181 $ 97 1.4 x 1.7 x 1.1 x 1.4 x 1.4 x Hillcrest Bank Bank of Choice Community Banks of Colorado Total Colorado Total

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Source: SNL Financial. Based on regulatory information as of 31-March-13. ¹ Includes banks with Texas Ratios >100% or <0%. Texas ratio defined as (Adj. NPAs + 90s) / (TCE + LLR). ² Market Extension includes IA, MT, ND, NE, SD, and WY. ³ “Active acquirers” are defined as all banks & thrifts with a presence in each market that meet the following criteria: Total assets greater than $5bn, NPAs / Assets < 2.5%, Leverage Ratio > 8.0% and have completed 1 or more acquisitions since 31-Dec-08. Totals exclude double-counting. Large Number of Acquisition Opportunities with Limited Competition Areas of Focus Future Acquisition Opportunities  Open bank transactions  Branch divestitures  Specialty businesses (asset and fee generators)  FDIC-assisted transactions 12 In Market Total Market Extension Markets Healthy Institutions ($500mm - $10bn) Number 65 75 140 Assets ($bn) $ 88.5 $ 113.8 $ 202.3 Deposits ($bn) 58.3 87.7 146.0 Troubled Institutions (<$10bn) Number 22 12 34 Assets ($bn) $ 12.7 $ 3.4 $ 16.1 Deposits ($bn) 10.6 2.8 13.4 Total In titutions Number 87 87 174 Assets ($bn) $ 101.2 $ 117.2 $ 218.4 Deposits ($bn) 68.9 90.4 159.4 Number of Active Acquirors 6 2 6

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 13 Well Positioned to Capture Fair Share of Market Market Opportunity Source: SNL Financial, Hoovers D&B, and U.S. Bureau of Economic Analysis. Data as of August 1, 2012. Progress to Date ($mm) T im e li n e Ne w Loan Or igin a tion s  101 banking centers  58 commercial bankers BMW & Hillcrest Conversion KC New Talent Recruit / Sales Initiative BoC & CBOC Conversion CO New Talent Recruit / Sales Initiative C o n s u m e r Small Busines s C o m m e rc ia l KC MSA 1.1 Colorado Front Range 1.8 Total 2.9 Number of Mid & Large Businesses (K) KC MSA 59.4 Colorado Front Range 155.1 Total 214.5 Number of Small Businesses (K) KC MSA $ 42.7 Colorado Front Range 80.7 Total $ 123.4 KC MSA $ 10.1 Colorado Front Range 22.2 Total $ 32.3 Market Deposits ($bn) Market Mortgage Outstandings ($bn) $ 25 $ 25 $ 35 $ 54 $ 82 $ 84 $ 128 $ 140 $ 109 $ 169 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 14 New Leadership Hires Treasurer M&I / Citibank Richard Newfield Chief Risk Officer Kathy Hinderhofer Chief of Integration, Tech & Operations Brian Lilly Chief Financial Officer Lisa Monteleone Chief Human Resources Officer Tim Laney Interim President, Community Banks of Colorado Division Chief Accounting Officer Great Western Bank/ Commerce Bancshares Director of Mgmt Reporting, Planning & Analysis Jeppesen Sanderson, a Boeing company Director of Public Reporting Fifth Third Bank / CrossFirst Holdings EVP, Commercial Banking UMB Bank EVP, Consumer Banking Bank of America Chief Compliance Officer TD Bank / First Data Director of Enterprise Technology Commerce Bancshares EVP, Consumer Banking Commerce Bancshares Regional Manager M&I / Bank of America Small Business US Bank SBA Program Manager Great Western Bank Treasury Management Manager Mutual Bk of Omaha/ Guaranty Bank Director of Internal Audit M&I Director of Credit Management Bank of America Senior Credit Approval Officer Bank of America Director of Credit Review Commerce Bancshares Chief Appraiser UMB Bank Enterprise Risk Manager JP Morgan Chase Director of Loan Operations First Natl Bank of Kansas HR Director JE Dunn Construction Donald Gaiter Chief of Acquisitions & Strategy Thomas Metzger President, Bank Midwest / Hillcrest Division Light blue shading represents new hire by NBH Marketing Manager Bank of America 19 New Commercial Bankers 21 New Commercial Bankers  27 new leadership hires  58 commercial bankers, of which 42 are new hires General Counsel & Secretary Stinson Morrison Hecker LLP / Guaranty Bancorp EVP, NBH Capital Finance Colorado Business Bank 2 New Commercial Bankers

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 15 Accomplishments to Date  Completed four acquisitions  Established scalable, efficient operating platform to support growth  Fully integrated Kansas City and Colorado franchises  Successfully completed IPO  Established divisional branding and marketing  Consolidated bank charters  Leadership and banker hires  27 new leadership hires  58 commercial bankers, of which 42 are new hires  $852mm cumulative new loan originations  $434mm in 2012  $278mm in YTD 2013  Initiated quarterly dividend of $0.05  Repurchased $17.3 million (950,714 shares) under a $25 million stock repurchase program

NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Financial Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 17 Second Quarter Earnings Summary  Reported 2Q13 net income of $2.9 million, or $0.06 per share.  Grew the strategic loan portfolio by $73.4 million, or 25.5% annualized, driven by $168.8 million in originations, which doubled the second quarter of 2012 originations.  Successfully exited $115.6 million, or 75.8% annualized, of the non-strategic loan portfolio.  Added $20.0 million to accretable yield for the acquired loans accounted for under ASC 310-30, partially offset by $1.0 million in impairments.  Credit quality of the non 310-30 loan portfolio continued to improve, with non-performing loans improving to 2.63% of total non 310-30 loans at June 30, 2013 from 3.55% at March 31, 2013.  Net interest margin was 3.77% during the second quarter of 2013, driven by the attractive yields on loans accounted for under ASC 310-30 and lower cost of deposits.  Costs before problem loan/OREO workout expenses increased $1.0 million from the prior quarter, primarily as a result of the warrant revaluation driven by the increase in our stock price during the quarter ending June 30, 2013.  Problem loan/OREO workout expenses totaled $3.4 million, decreasing $3.7 million from the prior quarter.  Repurchased 937,711 shares at a weighted average price of $18.21 per share.  Tangible book value per share was $18.68 before consideration of the excess accretable yield value of $0.68 per share.  Approximately $400 million in excess strategic capital (above 10% Tier 1 Leverage), which positions us for future growth opportunities. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $18.82 $17.60 $19.10 $19.17 $19.13 $19.36 Inception FY 2010 FY 2011 FY 2012 1Q13 2Q13 Reported TBV Excess Accretable Yield² Acquisition of Bank Midwest & Hillcrest Bank Acquisition of Bank of Choice Acquisition of Community Banks of Colorado $18.68 $0.68 $ 16.9 $ 15.6 $ 3.0 $3.6 0.39% 0.33% 0.29% 0.35% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50 % FY2011 FY2012 1Q13 2Q13 Adj. Net Income Adj. ROATA 18 Off to a Great Start Profitability & Adj. ROATA TBV / Share ($ in millions, except per share data) Source: SNL Financial. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. NBH metrics presented on an adjusted basis, which excludes stock-based compensation expense, gain or loss on sale of securities, bargain purchase gains, related acquisition expenses, and IPO related expenses. Financial metrics tax affected based on the effective tax rate for each period. ¹ Excluding $12mm of after-tax expenses related to NBH’s IPO, 3Q12 and FY2012 net income would have been $4mm and $11mm, respectively. ² 4Q12 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations.  Profitable since beginning of operating history¹  TBV accretive even after four acquisitions and start-up costs 2 2

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 New Originations 41% Acquisition Marked & Covered 26% Acquisition Marked 33% 19  68% of total assets are in cash, reverse repos, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity  Loan Portfolio  56% of portfolio carries acquisition fair value marks  26% is covered by FDIC loss share  36% are in accounting loans pools that are revalued quarterly Total Assets Marked and Covered Loan Portfolio Non 310-30 Loans $1,106mm 64% 310-30 Loan Pools $617mm 36% Low-Risk Balance Sheet Covered $389 Non-Covered $228 New Originations $712 Covered $64 Non-Covered $330 Loans 33% Investment Securities 51% Cash & Reverse Repos 8% FDIC Indemnification Asset 1% Other Assets 7%

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $ 14 $ 10 $ 20 $ 11 $ 26 $ 31 $ 15 $ 25 $ 19 $ 7 $ 11 $ 21 $ 37 $ 32 $ 8 $ 22 $ 24 $ 29 $ 9 $ 23 $ 14 $ 17 $ 17 $ 36 $ 33 $ 40 $ 60 $ 53 $ 46 $ 86 $ 7 $ 6 $ 2 $ 3 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Commercial CRE Agriculture Resi. Consumer $ 25 $ 25 $ 35 $ 54 $ 82 $ 84 $ 128 $ 140 $109 $169 $ 1,080 $ 1,122 $ 1,154 $ 1,227 YE11 YE12 1Q13 2Q13 ― ― 42% 54% 51% 2% 52% 9% (22)% 54% Quarter over Quarter Growth 20 Loan Portfolio Strategic Loan Composition (30-June-13) ($ in millions) High Quality and Growing Strategic Loan Portfolio Strategic Loans – Non-performing (30-June-13) Strategic Portfolio: $1.2bn Loan Originations Strategic Loans Non-Strategic Loans Comm. 16% Agriculture 12% Owner Occupied CRE 5% Other CRE 21% Resi 43% Consumer 3% 33% $1,189 $711 $612 $496 YE11 YE12 1Q13 2Q13 Performing 99.20% Non-performing 0.80% $ 14 $ 17 $ 17 $ 36 $ 33 $ 40 $ 60 $ 53 $ 46 $ 86 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Goal Commercial CRE Agriculture Resi. Consumer Goal $ 25 $ 25 $ 35 $ 54 $ 82 $ 84 $ 128 $ 140 $109 $250

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Inc. in Accr. Yield (Recog. Over Time) Impairments (Provision) Net Economic Impact 21 310-30 Loan Pools Accretable Yield Reclassification Life-to-Date ($mm) Provision For Loan Losses Credit Quality Improving Credit Quality of Non 310-30 Loans $ 127,930 $ (25,341) $ 102,589 Strong Loss-Share Coverage of Total NPA’s 310-30 Covered 310-30 Non- Covered Non 310-30 Covered Non 310-30 Non- covered 55% 26% 15% 4% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $50,000 $100,000 $150,000 $200,000 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 NPA's - Non-covered NPA's - Covered NPA's/Total Assets $15.0 $9.0 $1.1 $0.7 $5.0 $19.0 $0.3 $1.0 $20.0 $28.0 $1.4 $1.7 FY2011 FY2012 1Q13 2Q13 Non-Loan Pools Loan Pools Impairment $15.0 $9.0 $1.1 $0.7 $5.0 $19.0 $0.3 $1.0 $20.0 $28.0 $1.4 $1.7 FY2011 FY2012 1Q13 2Q13 Non-Loan Pools Loan Pools Impairment 5.49% 4.04% 3.33% 2.63% Q4 2011 Q4 2012 Q1 2013 Q2 2013 Total Nonperforming Non 310-30 Loans/Total Non 310-30 Loans

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $2,258 $2,402 $2,431 $2,438 4Q11 4Q12 1Q13 2Q13 $2,932 $1,833 $1,699 $1,628 4Q11 4Q12 1Q13 2Q13 22 Growing Low Cost Transaction Accounts Deposit Composition Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03- 31\Excel\Deposit Composition_3.31.13.xlsx Cost of Deposits Time Maturity (30-June-13) ($ in millions) Rate 0.62% 0.60% 0.92% 1.60% 1.67% 1.45% Average Transaction Deposits & Repos Average Time Deposits 669 514 248 103 39 24 42% 32% 16% 7% 2% 1% < 6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits 1.41% 0.84% 0.48% 0.45% 0.42 % Q4 10 Q4 11 Q4 12 1Q 13 2Q 13 16% 24% 29% 28% 29% 19% 21% 29% 31% 31% 43% 33% 27% 26% 26% 22% 22% 15% 15% 14 % YE10 YE11 YE12 1Q13 2Q13 Demand & NOW Savings & MM Retail Time Jumbo Time 58% Non- Time $3,473 45% Non- Time $5,063 59% Non- Time $4,201 35% Non- Time $4,061 $3,988 60% Non- Time

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $ 109.4 $ 149.1 $ 38.6 $ 39.4 $ 28.0 $ 38.6 $ 7.8 $ 4.6 $ 137.4 $ 187.7 $ 46.4 $44.0 71.92% 76.24% 86.75% 82.04% 0.00% 5000.00% 10000.00% 15000.00% 20000.00% FY2011 FY2012 1Q13 2Q13 Adj. Operating Expenses Other Expenses Adj. Eff. Ratio 3.40% 3.98% 3.88% 3.77 % FY2011 FY2012 1Q13 2Q13 23 P&L Metrics Strong Yields on Loan Portfolio Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Adjusted metrics exclude initial public offering related expenses, bargain purchase gains, related acquisition expense, stock-based compensation expense, gain or loss on sale of securities, and gain or loss in change in fair value of warrant liability. ² Other expenses include: professional fees, other real estate owned expenses, problem loan expenses, and gain or loss from change in fair value of warrant liability. Date: 06-Feb-12 06:27:30 User: krgreen Source: \\IBNJS002VF\BOULEVARD11\R oadshow Presentation\xls\Deposit Composition_V3.xlsx (Deposits) Adjusted Non-Interest Income ¹ Adjusted Non-Interest Expense ($ in millions) Net Interest Margin 2 1 $(4.7) $(1.8) $(1.4) $(1.8) $ 34.3 $ 38.5 $ 8.5 $ 9.1 16.00% 15.23% 13.56% 14.19 % FY2011 FY2012 1Q13 2Q13 FDIC Loss Share Inc. Adj Net Interest Income¹ Fee Income / Revenue¹ $15.0 $9.0 $1.1 $0.7 $5.0 $19.0 $0.3 $1.0 $20.0 $28.0 $1.4 $1.7 FY2011 FY2012 1Q13 2Q13 Loan Pools Impairment Non-Loan Pools 7.84% 10.79% 10.85% 11.14% 8.67% 6.27% 5.93% 5.92% 4Q 2011 4Q 2012 1Q 2013 2Q 2013 310-30 Loans Non 310-30 Loans 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% FY 2011 FY 2012 1Q 2013 2Q 2013 310-30 Loans Non 310-30 Loans 8.41% 9.49% 7.15% 10.85% 5.93% 11.14% 5.92% 7.72% 1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 24 Net Interest Income Sensitivity Note: Interest Rate Risk as of 30-June-2013. ¹ 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change ¹ (1.63)% 4.11% 6.61% (5.0)% (2.0)% 1.0% 4.0% 7.0% 10.0% 13.0% -50 bps +100 bps +200bps % C h an g e Interest Rate Shock

NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Looking Ahead

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 26 Organic Earnings Potential ROATA Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics ¹ Adjusted metric excludes initial public offering related expenses, bargain purchase gains, stock-based compensation expense, and gain or loss on sale of securities. ► Ramp-up of loan production ► Continue reducing cost of funds ► Securities re-price downward ► Fee business initiatives ► Professional fees decline to normal operating levels ► Continued expense efficiencies Hillcrest Bank ► Higher yielding acquired loans run-off ► Reduction in work-out expenses and loss share income 0.35% 1.00% - 1.25 % Target ROATA 2Q13 Adjusted Expense Adjustments Organic Growth Run-off Acquired Portfolios Pro Forma 1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 27 Key Long-Term Financial Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Fully Levered Targets

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investment Highlights 28 Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets Expertise in Mergers and Acquisitions with Substantial Future Opportunities Operating Platform Implemented with Full Conversion of All Acquisitions Organic Growth Accelerating Attractive Low-Risk Profile Available Capital to Support Growth Experienced and Respected Management Team and Board of Directors

NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Appendix

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 30 Conservative Investment Portfolio 2Q13 Investments by Asset Class ¹ Portfolio Summary ¹ ($ in millions) ¹ Excludes $29mm, $33mm, $33mm, $32mm of FHLB / FRB stock as of 31-Dec-11, 31-Dec-12, 31-Mar-13, 30-June-13 respectively. ² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P. Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Investments and Investments chart) 35% 5% 57% 1% 2 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Asset Backed Securities - Fixed Rate Prime Auto  100% of portfolio AAA rated or U.S. agency backed ²  Stable duration of 3.5 years  OCI fluctuations minimized by 22% of portfolio in Held-To-Maturity.  $44mm in prime auto ABS is AAA rated and has duration of 0.3 years 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 Book Value Available-for-Sale $ 1,786 $ 1,681 $ 2,073 $ 2,055 Held-to-Maturity 7 548 491 570 "Locked-in" Gains (HTM) 0 29 26 23 Total Book V lue $ 1,793 $ 2,258 $ 2,590 $ 2,648 Available-for-Sale Unrealized Gains (Losses) 77 37 34 (8) Fair Market Value of Portfolio $ 1,870 $ 2,295 $ 2,624 $ 2,640 Portfolio Yield (Spot) 3.23% 2.42% 2.12% 2.04 % Portfolio Duration 3.2 3.2 3.3 3.5 Weighted-Average Life 3.5 3.4 3.5 3.8

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 Total stockholders' equity 1,089$ 1,091$ 1,087$ 1,044 Less: goodw ill (60) (60) (60) (60) Less: intangibles (33) (28) (26) (25) Tangible common equity 996$ 1,003$ 1,001$ 960$ Total assets 6,352$ 5,411$ 5,258$ 5,221$ Less: goodw ill (60) (60) (60) (60) Less: intangibles (33) (28) (26) (25) Tangible assets 6,259$ 5,324$ 5,172$ 5,136$ Common book value per share calculations: Total stockholders' equity 1,089$ 1,091$ 1,087$ 1,044$ Divided by: Ending shares outstanding 52,158 52,328 52,315 51,377 Common book value per share 20.87$ 20.84$ 20.77$ 20.33$ Tangible common book value per share calculations: Tangible common equity 996$ 1,003$ 1,001$ 960$ Divided by: Ending shares outstanding 52,158 52,328 52,315 51,377 Tangible book value per share 19.10$ 19.17$ 19.13$ 18.68$ Total stockholders' equity to total assets 17.14% 20.16% 20.67% 20.00% Less: impact of goodw ill and intangibles (1.23)% (1.31)% (1.32)% (1.31)% Tangible common equity to tangible assets 15.91% 18.85% 19.35% 18.69% Return on average assets 0.81% -0.01% 0.16% 0.22% Add: impact of goodw ill and intangibles 0.01% 0.00% 0.00% 0.00% Add: impact of core deposit intangible expense, after tax 0.05% 0.06% 0.06% 0.06% Return on average tangible assets 0.88% 0.05% 0.23% 0.29% Less: impact of gain on sale of securities, after tax 0.01% (0.01)% 0.00% 0.00% Add: impact of non-IPO related stock based comp expense, after tax 0.15% 0.09% 0.06% 0.06% Add: impact of IPO related stock based comp expense, after tax 0.00% 0.06% 0.00% 0.00% Add: impact of IPO related expenses, after tax 0.01% 0.14% 0.00% 0.00% Add: impact of acquisition related expenses, after tax 0.06% 0.01% 0.00% 0.00% Add: impact of bargain purchase option, after tax (0.72)% 0.00% 0.00% 0.00% Adjusted return on average tangible assets 0.39% 0.33% 0.29% 0.35% As of and for the Year Ended As of and for the 3-months Ended 31 Reconciliation of Non-GAAP Measures Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions)

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 Return on average equity 4.01% (0.05)% 0.78% 1.08% Add: impact of goodw ill and intangibles 0.34% 0.00% 0.07% 0.09% Add: impact of core deposit intangible expense, after tax 0.27% 0.32% 0.33% 0.33% Return on average tangible equity 4.63% 0.27% 1.17% 1.50% Non-interest income adjustments Reported non-interest income 89.5$ 37.4$ 7.2$ 7.3 Add: loss / (gain) on sale of securities 0.6 (0.7) - - Less: bargain purchase gain (60.5) - - - Add: FDIC loss share income 4.7 1.8 1.4 1.8 Adjusted non-interest income 34.3$ 38.5$ 8.5$ 9.1$ Non-interest expense 155.5$ 209.6$ 47.9$ 45.2$ Less: impact of stock-based compensation (12.6) (13.1) (1.4) (1.2) Less: impact of acquisition costs (4.9) (0.9) - - Less: impact of IPO related expenses (0.6) (8.0) - - Adjusted non-interest expense 137.4$ 187.7$ 46.4$ 44.0$ Less: professional fees 13.6$ 11.2$ 1.4$ 0.9 Less: other real estate ow ned expenses 10.0 20.3 4.7 2.5 Less: problem loan expenses 4.4 8.5 2.3 0.9 Less: gain (loss) from change in fair value of w arrant liability 0.1 (1.4) (0.6) 0.3 Total other expenses 28.0$ 38.6$ 7.8$ 4.6$ Adjusted operating expense 109.4$ 149.1$ 38.6$ 39.4$ Adjusted eff iciency ratio calculation: Efficiency ratio 61.72% 84.53% 88.29% 85.05 % Add: bargain purchase gain 20.18% 0.00% 0.00% 0.00 % Add: gain (loss) on sale of investment securities (0.22)% 0.24% 0.00% 0.00 % Less: impact of initial public offering related expenses (0.32)% (3.31)% 0.00% 0.00 % Less: impact of stock-based compensation expense (6.79)% (5.43)% (2.73)% (2.38)% Add: impact of acquisition costs (2.67)% (0.36)% 0.00% 0.00 % Add: change in fair value of w arrant liabilities 0.02% 0.57% 1.19% (0.63)% Adjusted efficiency ratio 71.92% 76.24% 86.75% 82.04% As of and for the 3-months EndedAs of and for the Year Ended 32 Reconciliation of Non-GAAP Measures (cont’d) Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions)